FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Third Quarter Fiscal 2023
•Data Center revenue of $3.83 billion, up 31% from a year ago
•Quarterly return to shareholders of $3.75 billion
SANTA CLARA, Calif.-Nov. 16, 2022- NVIDIA (NASDAQ: NVDA) today reported revenue for the third quarter ended October 30, 2022, of $5.93 billion, down 17% from a year ago and down 12% from the previous quarter.
GAAP earnings per diluted share for the quarter were $0.27, down 72% from a year ago and up 4% from the previous quarter. Non-GAAP earnings per diluted share were $0.58, down 50% from a year ago and up 14% from the previous quarter.
“We are quickly adapting to the macro environment, correcting inventory levels and paving the way for new products,” said Jensen Huang, founder and CEO of NVIDIA.
“The ramp of our new platforms ― Ada Lovelace RTX graphics, Hopper AI computing, BlueField and Quantum networking, Orin for autonomous vehicles and robotics, and Omniverse ― is off to a great start and forms the foundation of our next phase of growth.
“NVIDIA’s pioneering work in accelerated computing is more vital than ever. Limited by physics, general purpose computing has slowed to a crawl, just as AI demands more computing. Accelerated computing lets companies achieve orders-of-magnitude increases in productivity while saving money and the environment,” he said.
During the third quarter of fiscal 2023, NVIDIA returned to shareholders $3.75 billion in share repurchases and cash dividends, bringing the return in the first three quarters to $9.29 billion. As of October 30, 2022, the company had $8.28 billion remaining under its share repurchase authorization through December 2023.
NVIDIA will pay its next quarterly cash dividend of $0.04 per share on December 22, 2022, to all shareholders of record on December 1, 2022.
Q3 Fiscal 2023 Summary

GAAP
($ in millions, except earnings per share)	Q3 FY23	Q2 FY23	Q3 FY22	Q/Q	Y/Y
Revenue	$5,931	$6,704	$7,103	Down 12%	Down 17%
Gross margin	53.6%	43.5%	65.2%	Up 10.1 pts	Down 11.6 pts
Operating expenses	$2,576	$2,416	$1,960	Up 7%	Up 31%
Operating income	$601	$499	$2,671	Up 20%	Down 77%
Net income	$680	$656	$2,464	Up 4%	Down 72%
Diluted earnings per share	$0.27	$0.26	$0.97	Up 4%	Down 72%

Non-GAAP
($ in millions, except earnings per share)	Q3 FY23	Q2 FY23	Q3 FY22	Q/Q	Y/Y
Revenue	$5,931	$6,704	$7,103	Down 12%	Down 17%
Gross margin	56.1%	45.9%	67.0%	Up 10.2 pts	Down 10.9 pts
Operating expenses	$1,793	$1,749	$1,375	Up 3%	Up 30%
Operating income	$1,536	$1,325	$3,386	Up 16%	Down 55%
Net income	$1,456	$1,292	$2,973	Up 13%	Down 51%
Diluted earnings per share	$0.58	$0.51	$1.17	Up 14%	Down 50%
Outlook
NVIDIA’s outlook for the fourth quarter of fiscal 2023 is as follows:
•Revenue is expected to be $6.00 billion, plus or minus 2%.
•GAAP and non-GAAP gross margins are expected to be 63.2% and 66.0%, respectively, plus or minus 50 basis points.
•GAAP and non-GAAP operating expenses are expected to be approximately $2.56 billion and $1.78 billion, respectively.
•GAAP and non-GAAP other income and expense are expected to be an income of approximately $40 million, excluding gains and losses from non-affiliated investments.
•GAAP and non-GAAP tax rates are expected to be 9.0%, plus or minus 1%, excluding any discrete items.
Highlights
NVIDIA achieved progress since its previous earnings announcement in these areas:
Data Center
•Third-quarter revenue was $3.83 billion, up 31% from a year ago and up 1% from the previous quarter.
•Began shipping the NVIDIA® H100 Tensor Core GPU based on the new NVIDIA Hopper™ architecture, with first systems available now.
•Announced at the SC22 supercomputing conference that NVIDIA H100 and Quantum-2 systems are being broadly adopted; that NVIDIA Omniverse™ connects to leading scientific computing visualization software; and that NVIDIA powers 90% of the new systems in the latest TOP500 list of the world’s fastest supercomputers, including the H100-powered system deployed at the Flatiron Institute, in the U.S, which topped the Green500 list of the most-efficient systems.
•Announced a multi-year collaboration with Microsoft to help enterprises train, deploy and scale AI, including state-of-the-art models, through Microsoft Azure, which is deploying tens of thousands of A100 and H100 GPUs.
•Announced a multi-year partnership with Oracle to bring NVIDIA’s full accelerated computing stack to Oracle Cloud Infrastructure, which is deploying tens of thousands more NVIDIA GPUs, including A100 and H100 accelerators.
•Announced a partnership with Nuance Communications to bring AI-based diagnostic tools to clinical radiologists.
•Announced that Rescale is integrating NVIDIA AI Enterprise software into its HPC-as-a-service offering.

•Announced two new large language model cloud AI services — NVIDIA NeMo™ LLM and NVIDIA BioNeMo™ LLM — enabling developers to easily adapt LLMs and deploy customized AI applications for content generation, text summarization, protein structure and biomolecular property predictions, and more.
•Announced that NVIDIA H100 Tensor Core GPUs set records in both AI inference and AI training on all workloads in their first appearances on the MLPerf AI benchmarks.
•Unveiled the second generation of NVIDIA OVX™, powered by the Ada Lovelace GPU architecture and enhanced networking technology, enabling the creation of 3D worlds with groundbreaking real-time graphics, AI and digital-twin simulation capabilities.
•Announced a new data center solution delivering zero-trust security optimized for VMware vSphere 8 combining Dell PowerEdge servers with NVIDIA BlueField® DPUs, NVIDIA GPUs and NVIDIA AI Enterprise software.
Gaming
•Third-quarter revenue was $1.57 billion, down 51% from a year ago and down 23% from the previous quarter.
•Launched GeForce RTX™ 4090, the first Ada Lovelace architecture GPU for gamers and creators, which quickly sold out in many locations. Sales began today of the RTX 4080.
•Introduced NVIDIA DLSS 3, an AI-powered performance multiplier for a new era of NVIDIA RTX™ neural rendering. More than 240 DLSS games and applications are now available, and 35 have announced support for DLSS 3, including Marvel’s Spider-Man Remastered, Cyberpunk 2077 and Microsoft Flight Simulator.
•Shipped 37 new RTX games and apps, pushing up the total available to more than 360.
•Expanded the GeForce NOW™ library with 85+ games, bringing the total available games to 1,400+.
Professional Visualization
•Third-quarter revenue was $200 million, down 65% from a year ago and down 60% from the previous quarter.
•Introduced NVIDIA Omniverse™ Cloud, the company’s first software- and infrastructure-as-a-service offering, with a comprehensive suite of cloud services for artists, developers and enterprise teams to access metaverse applications.
Automotive and Embedded
•Third-quarter revenue was $251 million, up 86% from a year ago and up 14% from the previous quarter.
•Introduced NVIDIA DRIVE Thor™, the company’s 2,000 TFLOPS next-generation centralized computer for safe and secure autonomous vehicles, with Geely-owned ZEEKR integrating it into electric vehicles in 2025.
•Marked the launch of the all-electric Volvo EX90, powered by NVIDIA DRIVE Orin and Xavier™, and Polestar 3, the brand’s first SUV, which runs on the NVIDIA DRIVE™ platform.
•Announced that Hozon Auto’s Neta brand will build future electric vehicles on the NVIDIA DRIVE Orin™ platform, enabling automated driving and intelligent features.
•Announced new DRIVE IX ecosystem partners that are building on the company’s open AI cockpit software stack to deliver interactive features for vehicles.

•Launched Jetson Orin Nano™ system-on-modules that deliver up to 80x the performance over the prior generation for entry-level edge AI and robotics.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at https://investor.nvidia.com/.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its third quarter fiscal 2023 financial results and current financial prospects today at 2 p.m. Pacific time (5 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, https://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its fourth quarter and fiscal 2023.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, and free cash flow. For NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude acquisition termination costs, stock-based compensation expense, acquisition-related and other costs, contributions, IP-related costs, legal settlement costs, restructuring costs, gains and losses from non-affiliated investments, interest expense related to amortization of debt discount, the associated tax impact of these items where applicable and domestication tax benefit. Free cash flow is calculated as GAAP net cash provided by operating activities less both purchases of property and equipment and intangible assets and principal payments on property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
Since its founding in 1993, NVIDIA (NASDAQ: NVDA) has been a pioneer in accelerated computing. The company’s invention of the GPU in 1999 sparked the growth of the PC gaming market, redefined computer graphics, ignited the era of modern AI and is fueling the creation of the metaverse. NVIDIA is now a full-stack computing company with data-center-scale offerings that are reshaping industry. More information at https://nvidianews.nvidia.com/.
###

For further information, contact:

Simona Jankowski	Robert Sherbin
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	rsherbin@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: NVIDIA quickly adapting to the macro environment, correcting inventory levels and paving the way for new products; the ramp of NVIDIA’s new platforms forming the foundation of NVIDIA’s next phase of growth; NVIDIA’s pioneering work in accelerated computing being more vital than ever; AI demanding more computing; accelerated computing letting companies achieve orders-of-magnitude increases in productivity while saving money and the environment; NVIDIA’s next quarterly cash dividend; NVIDIA’s financial outlook for the fourth quarter of fiscal 2023; NVIDIA’s expected tax rates for the fourth quarter of fiscal 2023; the benefits, impact, performance, and availabilities of our products and technologies; NVIDIA H100 and Quantum-2 systems being broadly adopted; the multi-year collaboration with Microsoft to help enterprises train, deploy and scale AI, including state-of-the-art models; the multi-year partnership with Oracle to bring NVIDIA’s full accelerated computing stack to Oracle Cloud Infrastructure; the partnership with Nuance Communications to bring AI-based diagnostic tools to clinical radiologists; Rescale integrating NVIDIA AI Enterprise into its HPC-as-a-service offering; NVIDIA NeMo LLM and NVIDIA BioNeMo LLM enabling developers to easily adapt LLMs and deploy customized AI applications for content generation, text summarization, protein structure, biomolecular property predictions, and more; the second generation of NVIDIA OVX enabling the creation of 3D worlds with groundbreaking real-time graphics, AI and digital-twin simulation capabilities; the new data center solution delivering zero-trust security optimized for VMware vSphere 8 combining Dell PowerEdge servers with NVIDIA BlueField DPUs, NVIDIA GPUs and NVIDIA AI Enterprise software; NVIDIA Omniverse Cloud providing a comprehensive suite of cloud services for artists, developers and enterprise teams to access metaverse applications; ZEEKR integrating NVIDIA DRIVE Thor into electric vehicles in 2025; Hozon Auto’s Neta brand building future electric vehicles on the NVIDIA DRIVE Orin platform, enabling automated driving and intelligent features; new DRIVE IX ecosystem partners building on the company’s open AI cockpit software stack to deliver interactive features for vehicles; and the Jetson Orin Nano system-on-modules delivering up to 80x the performance over the prior generation for entry-level edge AI and robotics are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of our products or technologies when integrated into systems; as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
© 2022 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce, GeForce NOW, GeForce RTX, Jetson Orin Nano, NVIDIA BioNeMo, NVIDIA BlueField, NVIDIA DRIVE, NVIDIA DRIVE Orin, NVIDIA DRIVE Thor, NVIDIA Hopper, NVIDIA NeMo, NVIDIA RTX, NVIDIA OVX and NVIDIA Omniverse are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	October 30,	October 31,	October 30,	October 31,
	2022	2021	2022	2021

Revenue	$5,931	$7,103	$20,923	$19,271
Cost of revenue	2,754	2,472	9,400	6,795
Gross profit	3,177	4,631	11,523	12,476
Operating expenses
Research and development	1,945	1,403	5,387	3,802
Sales, general and administrative	631	557	1,815	1,603
Acquisition termination cost	—	—	1,353	—
Total operating expenses	2,576	1,960	8,555	5,405
Income from operations	601	2,671	2,968	7,071
Interest income	88	7	152	20
Interest expense	(65)	(62)	(198)	(175)
Other, net	(11)	22	(29)	160
Other income (expense), net	12	(33)	(75)	5
Income before income tax	613	2,638	2,893	7,076
Income tax expense (benefit)	(67)	174	(61)	327
Net income	$680	$2,464	$2,954	$6,749

Net income per share:
Basic	$0.27	$0.99	$1.18	$2.71
Diluted	$0.27	$0.97	$1.17	$2.67

Weighted average shares used in per share computation:
Basic	2,483	2,499	2,495	2,493
Diluted	2,499	2,538	2,517	2,532

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	October 30,	January 30,
	2022	2022
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$13,143	$21,208
Accounts receivable, net	4,908	4,650
Inventories	4,454	2,605
Prepaid expenses and other current assets	718	366
Total current assets	23,223	28,829

Property and equipment, net	3,774	2,778
Operating lease assets	927	829
Goodwill	4,372	4,349
Intangible assets, net	1,850	2,339
Deferred income tax assets	2,762	1,222
Other assets	3,580	3,841
Total assets	$40,488	$44,187

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,491	$1,783
Accrued and other current liabilities	4,115	2,552
Short-term debt	1,249	—
Total current liabilities	6,855	4,335

Long-term debt	9,701	10,946
Long-term operating lease liabilities	798	741
Other long-term liabilities	1,785	1,553
Total liabilities	19,139	17,575

Shareholders' equity	21,349	26,612
Total liabilities and shareholders' equity	$40,488	$44,187

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended		Nine Months Ended
	October 30,	October 31,	October 30,	October 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net income	$680	$2,464	$2,954	$6,749
Adjustments to reconcile net income to net cash
provided by operating activities:
Stock-based compensation expense	745	559	1,971	1,453
Depreciation and amortization	406	298	1,118	865
Losses (gains) on investments in non affiliates, net	11	(21)	35	(152)
Deferred income taxes	(532)	(20)	(1,517)	(182)
Acquisition termination cost	—	—	1,353	—
Other	(45)	10	(27)	25
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	410	(366)	(258)	(1,523)
Inventories	(563)	(118)	(1,848)	(400)
Prepaid expenses and other assets	247	(1,575)	(1,307)	(1,557)
Accounts payable	(917)	141	(358)	385
Accrued and other current liabilities	(92)	(8)	1,175	159
Other long-term liabilities	42	155	102	253
Net cash provided by operating activities	392	1,519	3,393	6,075
Cash flows from investing activities:
Proceeds from maturities of marketable securities	5,809	2,545	16,792	7,780
Proceeds from sales of marketable securities	75	211	1,806	916
Purchases of marketable securities	(2,188)	(6,752)	(9,764)	(16,020)
Purchases related to property and equipment and intangible assets	(530)	(221)	(1,324)	(703)
Acquisitions, net of cash acquired	—	(203)	(49)	(203)
Investments and other, net	(18)	(18)	(83)	(14)
Net cash provided by (used in) investing activities	3,148	(4,438)	7,378	(8,244)
Cash flows from financing activities:
Proceeds related to employee stock plans	143	149	349	277
Payments related to repurchases of common stock	(3,485)	—	(8,826)	—
Payments related to tax on restricted stock units	(294)	(440)	(1,131)	(1,282)
Dividends paid	(100)	(100)	(300)	(298)
Principal payments on property and equipment and intangible assets	(18)	(22)	(54)	(62)
Issuance of debt, net of issuance costs	—	(8)	—	4,977
Repayment of debt	—	(1,000)	—	(1,000)
Other	1	—	1	(2)
Net cash provided by (used in) financing activities	(3,753)	(1,421)	(9,961)	2,610
Change in cash and cash equivalents	(213)	(4,340)	810	441
Cash and cash equivalents at beginning of period	3,013	5,628	1,990	847
Cash and cash equivalents at end of period	$2,800	$1,288	$2,800	$1,288

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 30,	July 31,	October 31,	October 30,	October 31,
	2022	2022	2021	2022	2021

GAAP gross profit	$3,177	$2,915	$4,631	$11,523	$12,476
GAAP gross margin	53.6%	43.5%	65.2%	55.1%	64.7%
Acquisition-related and other costs (A)	120	121	86	335	258
Stock-based compensation expense (B)	32	38	44	108	102
IP-related costs	—	—	—	—	8
Non-GAAP gross profit	$3,329	$3,074	$4,761	$11,966	$12,844
Non-GAAP gross margin	56.1%	45.9%	67.0%	57.2%	66.6%

GAAP operating expenses	$2,576	$2,416	$1,960	$8,555	$5,405
Stock-based compensation expense (B)	(713)	(611)	(515)	(1,863)	(1,351)
Acquisition-related and other costs (A)	(54)	(54)	(70)	(164)	(224)
Restructuring costs (C)	(16)	—	—	(16)	—
Contributions	—	(2)	—	(2)	—
Acquisition termination cost	—	—	—	(1,353)	—
Legal settlement costs	—	—	—	(7)	—
Non-GAAP operating expenses	$1,793	$1,749	$1,375	$5,150	$3,830

GAAP income from operations	$601	$499	$2,671	$2,968	$7,071
Total impact of non-GAAP adjustments to income from operations	935	826	715	3,848	1,943
Non-GAAP income from operations	$1,536	$1,325	$3,386	$6,816	$9,014

GAAP other income (expense), net	$12	$(24)	$(33)	$(75)	$5
(Gains) losses from non-affiliated investments	11	7	(20)	36	(153)
Interest expense related to amortization of debt discount	1	1	1	3	3
Non-GAAP other income (expense), net	$24	$(16)	$(52)	$(36)	$(145)

GAAP net income	$680	$656	$2,464	$2,954	$6,749
Total pre-tax impact of non-GAAP adjustments	947	833	696	3,887	1,793
Income tax impact of non-GAAP adjustments (D)	(171)	(197)	(187)	(649)	(381)
Domestication tax adjustments	—	—	—	—	(252)
Non-GAAP net income	$1,456	$1,292	$2,973	$6,192	$7,909

	Three Months Ended			Nine Months Ended
	October 30,	July 31,	October 31,	October 30,	October 31,
	2022	2022	2021	2022	2021
Diluted net income per share
GAAP	$0.27	$0.26	$0.97	$1.17	$2.67
Non-GAAP	$0.58	$0.51	$1.17	$2.46	$3.12

Weighted average shares used in diluted net income per share computation	2,499	2,516	2,538	2,517	2,532

GAAP net cash provided by operating activities	$392	$1,271	$1,519	$3,393	$6,075
Purchases related to property and equipment and intangible assets	(530)	(432)	(221)	(1,324)	(703)
Principal payments on property and equipment	(18)	(15)	(22)	(54)	(62)
Free cash flow	$(156)	$824	$1,276	$2,015	$5,310

(A) Acquisition-related and other costs are comprised of amortization of intangible assets, transaction costs, and certain compensation charges and are included in the following line items:
	Three Months Ended			Nine Months Ended
	October 30,	July 31,	October 31,	October 30,	October 31,
	2022	2022	2021	2022	2021
Cost of revenue	$120	$121	$86	$335	$258
Research and development	$10	$10	$7	$29	$10
Sales, general and administrative	$44	$44	$63	$135	$214

(B) Stock-based compensation consists of the following:
	Three Months Ended			Nine Months Ended
	October 30,	July 31,	October 31,	October 30,	October 31,
	2022	2022	2021	2022	2021
Cost of revenue	$32	$38	$44	$108	$102
Research and development	$530	$452	$363	$1,365	$935
Sales, general and administrative	$183	$159	$152	$498	$416

(C) Costs related to Russia branch office closure.

(D) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q4 FY2023 Outlook
($ in millions)
GAAP gross margin	63.2%
Impact of stock-based compensation expense, acquisition-related costs, and other costs	2.8%
Non-GAAP gross margin	66.0%

GAAP operating expenses	$2,560
Stock-based compensation expense, acquisition-related costs, and other costs	(780)
Non-GAAP operating expenses	$1,780